Exhibit 10.3

SECURITY AGREEMENT

(All Assets)

This SECURITY AGREEMENT, dated as of November 22, 2021, is made by Stran & Company, Inc., a Nevada corporation duly qualified as a foreign corporation in the Commonwealth of Massachusetts with a principal business address of 2 Heritage Drive, Quincy, Massachusetts between (hereinafter the “Company”), in favor of Salem Five Cents Savings Bank, a Massachusetts savings bank having a usual place of business at 210 Essex Street, Salem, Massachusetts 01970 (hereinafter, the “Lender”).

WHEREAS, the Company has entered into a $7,000,000.00 Revolving Demand Line of Credit Note and associated Revolving Demand Line of Credit Loan Agreement dated as of the date hereof (as amended and in effect from time to time, the “Credit Agreement”), in favor of the Lender, pursuant to which the Lender, subject to the terms and conditions contained therein, is to make loans or otherwise to extend credit to the Company; and

WHEREAS, it is a condition precedent to the Lender’s making any loans or otherwise extending credit to the Company under the Credit Agreement that the Company execute and deliver to the Lender a security agreement in substantially the form hereof; and

WHEREAS, the Company wishes to grant security interests in favor of the Lender as herein provided;

NOW, THEREFORE, in consideration of the promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.	DEFINITIONS. All capitalized terms used herein without definitions shall have the respective meanings provided therefor in the Credit Agreement. The term “State”, as used herein, means the Commonwealth of Massachusetts. “Obligations” shall include, without limitation, all loans, advances, indebtedness, notes, liabilities and amounts, liquidated or unliquidated, owing by Company to Lender at any time, each of every kind, nature and description, and the performance by Company of all acts, obligations, covenants, terms, and conditions, in each case whether now or hereafter arising under this Agreement or under any other agreement between Company and Lender including, without limitations, all documents executed and delivered pursuant thereto or in connection therewith, or otherwise and whether secured or unsecured, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising. This Security Agreement shall act as security and collateral for all loans made by Lender in which the Company is the primary obligor. Without limiting the generality of the foregoing, said term shall also include all interest and other charges chargeable to Company or due from Company to Lender from time to time and all costs and expenses relating thereto. Without limiting the foregoing, the term Events of Default as used herein shall mean Demand made by Lender for repayment of any sums due Lender. Without limiting the foregoing, Obligations shall mean all future advances.

2.	GRANT OF SECURITY INTEREST. The Company hereby grants to the Lender, to secure the payment and performance in full of all of the Obligations, a security interest in and pledges and assigns to the Lender the following properties, assets and rights of the Company, wherever located, whether now owned or hereafter acquired or arising, and all proceeds and products thereof (all of the same being hereinafter called the “Collateral”): all personal and fixture property of every kind and nature including without limitation all goods (including inventory, equipment and any accessions thereto), instruments (including promissory notes), documents, accounts (including health-care insurance receivables), chattel paper (whether tangible or electronic), deposit accounts, letter-of-credit rights (whether or not the letter of credit is evidenced by a writing), commercial tort claims, securities and all other investment property, supporting obligations, any other contract rights or rights to the payment of money, insurance claims and proceeds, tort claims, and all payment and general intangibles (including patents, trademarks, trade names and copyrights, and all payment intangibles). The Lender acknowledges that the attachment of its security interest in any commercial tort claim as original collateral is subject to the Company’s compliance with §4.7.

3.	AUTHORIZATION TO FILE FINANCING STATEMENTS. The Company hereby irrevocably authorizes the Lender at any time and from time to time to file in any Uniform Commercial Code jurisdiction any initial financing statements and amendments thereto that (a) indicate the Collateral (i) as all assets of the Company or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the Uniform Commercial Code of the State or such jurisdiction, or (ii) as being of an equal or lesser scope or with greater detail, and (b) contain any other information required by part 5 of Article 9 of the Uniform Commercial Code of the State for the sufficiency or filing office acceptance of any financing statement or amendment, including (i) whether the Company is an organization, the type of organization and any organization identification number issued to the Company and, (ii) in the case of a financing statement filed as a fixture filing or indicating Collateral as extracted collateral or timber to be cut, a sufficient description of real property to which the Collateral relates. The Company agrees to furnish any such information to the Lender promptly upon request.

4.	OTHER ACTIONS. Further to insure the attachment, perfection and first priority of, and the ability of the Lender to enforce, the Lender’s security interest in the Collateral, the Company agrees, in each case at the Company’s own expense, to take the following actions with respect to the following Collateral:

4.1.	PROMISSORY NOTES AND TANGIBLE CHATTEL PAPER. If the Company shall at any time hold or acquire any promissory notes or tangible chattel paper, the Company shall forthwith endorse, assign and deliver the same to the Lender, accompanied by such instruments of transfer or assignment duly executed in blank as the Lender may from time to time specify.

4.2.	DEPOSIT ACCOUNTS. For each deposit account that the Company at any time opens or maintains, the Company shall, at the Lender’s request and option, pursuant to an agreement in form and substance reasonably satisfactory to the Lender, either (a) cause the depository bank to agree to comply at any time with instructions from the Lender to such depository bank directing the disposition of funds from time to time credited to such deposit account, without further consent of the Company, or (b) arrange for the Lender to become the customer of the depository bank with respect to the deposit account, with the Company being permitted, only with the consent of the Lender, to exercise rights to withdraw funds from such deposit account. The provisions of this paragraph shall not apply to (i) any deposit account for which the Company, the depository bank and the Lender have entered into a cash collateral agreement specifically negotiated among the Company, the depository bank and the Lender for the specific purpose set forth therein, (ii) deposit accounts for which the Lender is the depository and (iii) deposit accounts specially and exclusively used for payroll, payroll taxes and other employee wage and benefit payments to or for the benefit of the Company’s employees.

4.3.	INVESTMENT PROPERTY. If the Company shall at any time hold or acquire any certificated securities, the Company shall forthwith endorse, assign and deliver the same to the Lender, accompanied by such instruments of transfer or assignment duly executed in blank as the Lender may from time to time specify. If any securities now or hereafter acquired by the Company are uncertificated and are issued to the Company or its nominee directly by the issuer thereof, the Company shall promptly notify the Lender thereof and, at the Lender’s request and option, pursuant to an agreement in form and substance reasonably satisfactory to the Lender, either (a) cause the issuer to agree to comply with instructions from the Lender as to such securities, without further consent of the Company or such nominee, or (b) arrange for the Lender to become the registered owner of the securities. If any securities, whether certificated or uncertificated, or other investment property now or hereafter acquired by the Company are held by the Company or its nominee through a securities intermediary or commodity intermediary, the Company shall promptly notify the Lender thereof and, at the Lender’s request and option, pursuant to an agreement in form and substance reasonably satisfactory to the Lender, either (i) cause such securities intermediary or (as the case may be) commodity intermediary to agree to comply with entitlement orders or other instructions from the Lender to such securities intermediary as to such securities or other investment property, or (as the case may be) to apply any value distributed on account of any commodity contract as directed by the Lender to such commodity intermediary, in each case without further consent of the Company or such nominee, or (ii) in the case of financial assets or other investment property held through a securities intermediary, arrange for the Lender to become the entitlement holder with respect to such investment property, with the Company being permitted, only with the consent of the Lender, to exercise rights to withdraw or otherwise deal with such investment property. The provisions of this paragraph shall not apply to any financial assets credited to a securities account for which the Lender is the securities intermediary.

4.4.	COLLATERAL IN THE POSSESSION OF A BAILEE. If any goods are at any time in the possession of a bailee, the Company shall promptly notify the Lender thereof and, if requested by the Lender, shall promptly obtain an acknowledgement from the bailee, in form and substance reasonably satisfactory to the Lender, that the bailee holds such Collateral for the benefit of the Lender and shall act upon the instructions of the Lender, without the further consent of the Company.

4.5.	ELECTRONIC CHATTEL PAPER AND TRANSFERABLE RECORDS. If the Company at any time holds or acquires an interest in any electronic chattel paper or any “transferable record,” as that term is defined in Section 201 of the federal Electronic Signatures in Global and national Commerce Act, or in §16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction, the Company shall promptly notify the Lender thereof and, at the request of the Lender, shall take such action as the Lender may reasonably request to vest in the Lender control under §9-105 of the Uniform Commercial Code, of such electronic chattel paper or control under Section 201 of the federal Electronic Signatures in Global and National Commerce Act or, as the case may be, §16 of the Uniform Electronic Transactions Act, as in effect in such jurisdiction, of such transferable record.

4.6.	LETTER-OF-CREDIT RIGHTS. If the Company is at any time a beneficiary under a letter of credit now or hereafter issued in favor of the Company, the Company shall promptly notify the Lender thereof and, at the request and option of the Lender, the Company shall, pursuant to an agreement in form and substance reasonably satisfactory to the Lender, either (i) arrange for the issuer and any confirmer of such letter of credit to consent to an assignment to the Lender of the proceeds of any drawing under the letter of credit or (ii) arrange for the Lender to become the transferee beneficiary of the letter of credit, with the Lender agreeing, in each case, that the proceeds of any drawing under the letter of credit are to be applied as provided in any Loan Agreement or Letter of Credit Agreement.

4.7.	COMMERCIAL TORT CLAIMS. If the Company shall at any time hold or acquire a commercial tort claim, the Company shall promptly notify the Lender in a writing signed by the Company of the details thereof and grant to the Lender in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance reasonably satisfactory to the Lender.

4.8.	OTHER ACTIONS AS TO ANY AND ALL COLLATERAL. The Company further agrees to take any other action reasonably requested by the Lender to ensure the attachment, perfection and first priority of, and the ability of the Lender to enforce, the Lender’s security interest in any and all of the Collateral including, without limitation, (a) executing, delivering and, where appropriate, filing financing statements and amendments relating thereto under the Uniform Commercial Code, to the extent, if any, that the Company’s signature thereon is required therefor, (b) causing the Lender’s name to be noted as secured party on any certificate of title for a titled good if such notation is a condition to attachment, perfection or priority of, or ability of the Lender to enforce the Lender’s security interest in such Collateral, (c) complying with any provision of any statute, regulation or treaty of the United States as to any Collateral if compliance with such provision is a condition to attachment, perfection or priority of, or ability of the Lender to enforce, the Lender’s security interest in such Collateral, (d) obtaining governmental and other third party consents and approvals, including without limitation any consent of any licensor, lessor or other person obligated on Collateral, (e) obtaining waivers from mortgagees and landlords in form and substance reasonably satisfactory to the Lender and (f) taking all actions required by any earlier version of the Uniform Commercial Code or by other law, as applicable in any relevant Uniform Commercial Code jurisdiction, or by other law as applicable in any foreign jurisdiction.

5.	RELATION TO OTHER SECURITY DOCUMENTS. The provisions of this Agreement supplement the provisions of any real estate mortgage or deed of trust granted by the Company to the Lender and securing the payment or performance of any of the Obligations. Nothing contained in any such real estate mortgage or deed of trust shall derogate from any of the rights or remedies of the Lender hereunder, or limit the assets in which the Lender may have a security interest.

6.	REPRESENTATIONS AND WARRANTIES CONCERNING COMPANY’S LEGAL STATUS. The Company represents and warrants to the Lender as follows: (a) the Company’s exact legal name is that indicated in the first paragraph of this agreement, (b) the Company is an organization of the type, and is organized in the jurisdiction as set forth in this agreement, (c) the Company’s organizational identification number is as follows: NV20212102877, (d) the first paragraph of this agreement accurately sets forth the Company’s principal place of business and (e) all other information set forth in this agreement pertaining to the Company is accurate.

7.	COVENANTS CONCERNING COMPANY’S LEGAL STATUS. The Company covenants with the Lender as follows: (a) without providing at least 30 days prior written notice to the Lender, the Company will not change its name; its principal place of business or or its mailing address or organizational identification number if it has one, (b) if the Company does not have an organizational identification number and later obtains one, the Company shall forthwith notify the Lender of such organizational identification number, and (c) the Company will not change its type of organization, jurisdiction of organization or other legal structure.

8.	REPRESENTATIONS AND WARRANTIES CONCERNING COLLATERAL, ETC. The Company further represents and warrants to the Lender as follows: (a) the Company is the owner of the Collateral, free from any adverse lien, security interest or other encumbrance, except for the security interest created by this Agreement, (b) none of the Collateral constitutes, or is the proceeds of, “farm products” as defined in §9-102(a)(34) of the Uniform Commercial Code of the State, (c) none of the account debtors or other persons obligated on any of the Collateral is a governmental authority subject to the Federal Assignment of Claims Act or like federal, state or local statute or rule in respect of such Collateral, (d) the Company holds no commercial tort claim except as indicated in this Agreement, and (e) the Company has at all times operated its business in compliance with all applicable provisions of the federal Fair Labor Standards Act, as amended, and with all applicable provisions of federal, state and local statutes and ordinances dealing with the control, shipment, storage or disposal of hazardous materials or substances and (f) all other information set forth in this Agreement pertaining to the Collateral is accurate and complete.

9.	COVENANTS CONCERNING COLLATERAL. ETC. The Company further covenants with the Lender as follows: (a) the Collateral, to the extent not delivered to the Lender pursuant to §4, will be kept at the Company’s address as set forth on page 1, and the Company will not remove the Collateral from such locations, without providing at least 30 days prior written notice to the Lender, (b) except for the security interest herein granted, the Company shall be the owner of the Collateral free from any lien, security interest or other encumbrance, and the Company shall defend the same against all claims and demands of all persons at any time claiming the same or any interests therein adverse to the Lender, (c) the Company shall not pledge, mortgage or create, or suffer to exist a security interest in the Collateral in favor of any person other than the Lender, (d) the Company will keep the Collateral in good order and repair and will not use the same in violation of law or any policy of insurance thereon, (e) the Company will permit the Lender, or its designee, to inspect the Collateral at any reasonable time, wherever located, (f) the Company will pay promptly when due all taxes, assessments, governmental charges and levies upon the Collateral or incurred in connection with the use or operation of the Collateral or incurred in connection with this Agreement, (g) the Company will continue to operate, its business in compliance with all applicable provisions of the federal Fair Labor Standards Act, as amended, and with all applicable provisions of federal, state and local statutes and ordinances dealing with the control, shipment, storage or disposal of hazardous materials or substances, and (h) the Company will not sell or otherwise dispose, or offer to sell or otherwise dispose, of the Collateral or any interest therein except for sales of inventory in the ordinary course of business so long as no Event of Default has occurred and is continuing.

10.	INSURANCE.

10.1.	MAINTENANCE OF INSURANCE. The Company will maintain with financially sound and reputable insurers insurance with respect to its properties and business against such casualties and contingencies as shall be in accordance with general practices of businesses engaged in similar activities in similar geographic areas. Such insurance shall be in such minimum amounts that the Company will not be deemed a coinsurer under applicable insurance laws, regulations and policies and otherwise shall be in such amounts, contain such terms, be in such forms and be for such periods as may be reasonably satisfactory to the Lender. In addition, all such insurance shall be payable to the Lender as loss payee under a loss payee clause acceptable to the Lender. Without limiting the foregoing, the Company will (i) keep all of its physical property insured with casualty or physical hazard insurance on an “all risks” basis, with broad form flood and earthquake coverages and electronic data processing coverage, with a full replacement cost endorsement and an “agreed amount” clause in an amount equal to 100 percent of the full replacement cost of such property, (ii) maintain all such workers’ compensation or similar insurance as may be required by law and (iii) maintain, in amounts and with deductibles equal to those generally maintained by businesses engaged in similar activities in similar geographic areas, general public liability insurance against claims of bodily injury, death or property damage occurring, on, in or about the properties of the Company; business interruption insurance; and product liability insurance.

10.2.	INSURANCE PROCEEDS. The proceeds of any casualty insurance in respect of any casualty loss of any of the Collateral shall, subject to the rights, if any, of other parties with a prior interest in the property covered thereby, (i) so long as no Default or Event of Default has occurred and is continuing and to the extent that the amount of such proceeds is less than $1,000.00, be disbursed to the Company for direct application by the Company solely to the repair or replacement of the Company’s property so damaged or destroyed and (ii) in all other circumstances, be held by the Lender as cash collateral for the Obligations. The Lender may, at its sole option, disburse from time to time all or any part of such proceeds so held as cash collateral, upon such terms and conditions as the Lender may reasonably prescribe, for direct application by the Company solely to the repair or replacement of the Company’s property so damaged or destroyed, or the Lender may apply all or any part of such proceeds to the Obligations.

10.3.	NOTICE OF CANCELLATION, ETC. All policies of insurance shall provide for at least thirty (30) days prior written cancellation notice to the Lender. In the event of failure by the Company to provide and maintain insurance as herein provided, the Lender may, at its option, provide such insurance and charge the amount thereof to the Company. The Company shall furnish the Lender with certificates of insurance and policies evidencing compliance with the foregoing insurance provision.

11.	COLLATERAL PROTECTION EXPENSES; PRESERVATION OF COLLATERAL.

11.1.	EXPENSES INCURRED BY LENDER. In its discretion, the Lender may discharge taxes and other encumbrances at any time levied or placed on any of the Collateral, make repairs thereto, maintain the Collateral and pay any necessary filing fees or, if the debtor fails to do so, insurance premiums. The Company agrees to reimburse the Lender on demand for any and all expenditures so made. The Lender shall have no obligation to the Company to make any such expenditures, nor shall the making thereof relieve the Company of any default.

11.2.	LENDER’S OBLIGATIONS AND DUTIES. Anything herein to the contrary notwithstanding, the Company shall remain liable under each contract or agreement comprised in the Collateral to be observed or performed by the Company thereunder. The Lender shall not have any obligation or liability under any such contract or agreement by reason of or arising out of this Agreement or the receipt by the Lender of any payment relating to any of the Collateral, nor shall the Lender be obligated in any manner to perform any of the obligations of the Company under or pursuant to any such contractor agreement, to make inquiry as to the nature or sufficiency of any payment received by the Lender in respect of the Collateral or as to the sufficiency of any performance by any party under any such contract or agreement, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to the Lender or to which the Lender may be entitled at any time or times. The Lender’s sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under §9-207 of the Uniform Commercial Code of the State or otherwise, shall be to deal with such Collateral in the same manner as the Lender deals with similar property for its own account.

12.	SECURITIES AND DEPOSITS. The Lender may at any time, at its option, transfer to itself or any nominee any securities constituting Collateral, receive any income thereon and hold such income as additional Collateral or apply it to the Obligations. Whether or not any Obligations are due, the Lender may demand, sue for, collect, or make any settlement or compromise which it deems desirable with respect to the Collateral. Regardless of the adequacy of Collateral or any other security for the Obligations, any deposits or other sums at any time credited by or due from the Lender to the Company may at any time be applied to or set off against any of the Obligations.

13.	NOTIFICATION TO ACCOUNT DEBTORS AND OTHER PERSONS OBLIGATED ON COLLATERAL. The Company shall, at the request of the Lender, notify account debtors and other persons obligated on any of the Collateral of the security interest of the Lender in any account, chattel paper, general intangible, instrument or other Collateral and that payment thereof is to be made directly to the Lender or to any financial institution designated by the Lender as the Lender’s agent therefor, and the Lender may itself, without notice to or demand upon the Company, so notify account debtors and other persons obligated on Collateral. After the making of such a request or the giving of any such notification, the Company shall hold any proceeds of collection of accounts, chattel paper, general intangibles, instruments and other Collateral received by the Company as trustee for the Lender without commingling the same with other funds of the Company and shall turn the same over to the Lender in the identical form received, together with any necessary endorsements or assignments. The Lender shall apply the proceeds of collection of accounts, chattel paper, general intangibles, instruments and other Collateral received by the Lender to the Obligations, such proceeds to be immediately entered after final payment in cash or other immediately available funds of the items giving rise to them.

14.	POWER OF ATTORNEY.

14.1.	APPOINTMENT AND POWERS OF LENDER. The Company hereby irrevocably constitutes and appoints the Lender and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Company or in the Lender’s own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instrument that may be necessary or desirable to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, hereby gives said attorneys the power and right, on behalf of the Company, without notice to or assent by the Company, to do the following:

(a)	Upon the occurrence and during the continuance of a Default or an Event of Default, generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral in such manner as is consistent with the Uniform Commercial Code of the State and as fully and completely as though the Lender were the absolute owner thereof for all purposes, and to do at the Company’s expense, at any time, or from time to time, all acts and things which the Lender deems necessary or advisable to protect, preserve or realize upon the Collateral and the Lender’s security interest therein, in order to effect the intent of this Agreement, all as fully and effectively as the Company might do, including, without limitation, (i) the filing and prosecuting of registration and transfer applications with the appropriate federal or local agencies or authorities with respect to trademarks, copyrights and patentable inventions and processes, (ii) upon written notice to the Company, the exercise of voting rights with respect to voting securities, which rights may be exercised, if the Lender so elects, with a view to causing the liquidation in a commercially reasonable manner of assets of the issuer of any such securities and (iii) the execution, delivery and recording, in connection with any sale or other disposition of any Collateral, of the endorsements, assignments or other instruments of conveyance or transfer with respect to such Collateral; and

(b)	To the extent that the Company’s authorization given in §3 is not sufficient, to file such as financing statements with respect hereto, with or without the Company’s signature, or a photocopy of this Agreement in substitution for a financing statement, as the Lender may deem appropriate and to execute in the Company’s name such financing statements and amendments thereto and continuation statements which may require the Company’s signature.

14.2.	RATIFICATION BY COMPANY. To the extent permitted by law, the Company hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

14.3.	NO DUTY ON LENDER. The powers conferred on the Lender hereunder are solely to protect its interests in the Collateral and shall not impose any duty upon it to exercise any such powers. The Lender shall be accountable only for the amounts that it actually receives as a result of the exercise of such powers and neither it nor any of its officers, directors, employees or agents shall be responsible to the Company for any act or failure to act, except for the Lender’s own gross negligence or willful misconduct.

15.	REMEDIES. If an Event of Default shall have occurred under or with respect to the Credit Agreement and be continuing (unless the Credit Agreement is a demand relationship, in which case no Event of Default shall be required),the Lender may, without notice to or demand upon the Company, declare this Agreement to be in default, and the Lender shall thereafter have in any jurisdiction in which enforcement hereof is sought, in addition to all other rights and remedies, the rights and remedies of a secured party under the Uniform Commercial Code of the State or of any jurisdiction in which Collateral is located, including, without limitation, the right to take possession of the Collateral, and for that purpose the Lender may, so far as the Company can give authority therefore, enter upon any premises on which the Collateral may be situated and remove the same therefrom. The Lender may in its discretion require the Company to assemble all or any part of the Collateral at such location or locations within the jurisdiction(s) of the Company’s principal office(s) or at such other locations as the Lender may reasonably designate. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Lender shall give to the Company at least five Business Days prior written notice of the time and place of any public sale of Collateral or of the time after which any private sale or any other intended disposition is to be made. The Company hereby acknowledges that five Business Days prior written notice of such sale or sales shall be reasonable notice. In addition, the Company waives any and all rights that it may have to a judicial hearing in advance of the enforcement of any of the Lender’s rights hereunder, including, without limitations, its right following an Event of Default to take immediate possession of the Collateral and to exercise its rights with respect thereto.

Notwithstanding anything set forth herein to the contrary, in the event that the Note and/or the Loan secured hereby is due and payable upon demand, nothing contained in this provision 15 shall alter the fact that the Note and Loan are due and payable in full upon demand without the requirement of the existence of an Event of Default.

16.	STANDARDS FOR EXERCISING REMEDIES. To the extent that applicable law imposes duties on the Lender to exercise remedies in a commercially reasonable manner, the Company acknowledges and agrees that it is not commercially unreasonable for the Lender (a) to fail to incur expenses reasonably deemed significant by the Lender to prepare Collateral for disposition or otherwise to complete raw material or work in process into finished goods or other finished products for disposition, (b) to fail to obtain third-party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of, (c) to fail to exercise collection remedies against account debtors or other persons obligated on Collateral or to remove liens or encumbrances on or any adverse claims against Collateral, (d) to exercise collection remedies against account debtors and other persons obligated on Collateral directly or through the use of collection agencies and other collection specialists, (e) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (f) to contact other persons, whether or not in the same business as the Company, for expressions of interest in acquiring all or any portion of the Collateral, (g) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not collateral is of a specialized nature, (h) to dispose of Collateral by utilizing Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capacity of doing so, or that match buyers and sellers of assets, (i) to dispose of assets in wholesale rather than retail markets, (j) to disclaim disposition warranties, (k) to purchase insurance or credit enhancements to insure the Lender against risks of loss, collection or disposition of Collateral or to provide to the Lender a guaranteed return from the collection or disposition of Collateral, or (l) to the extent deemed appropriate the Lender, to obtain the services of brokers, investment bankers, consultants and other professionals to assist the Lender in the collection or disposition of any of the Collateral. The Company acknowledges that the purpose of this Section is to provide nonexhaustive indications of what actions or omissions by the Lender would not be commercially unreasonable in the Lender’s exercise of remedies against the Collateral and that other actions or omissions by the Lender shall not be deemed commercially unreasonable solely on account of not being indicated in this Section. Without limitation upon the foregoing, nothing contained in this Section shall be construed to grant any rights to the Company or to impose any duties on the Lender that would not have been granted or imposed by this Agreement or by applicable law in the absence of this Section.

17.	NO WAIVER BY LENDER, ETC. The Lender shall not be deemed to have waived any of its rights upon or under the Obligations or the Collateral unless such waiver shall be in writing and signed by the Lender. No delay or omission on the part of the Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver on any one occasion shall not be construed as a bar to or waiver of any right on any future occasion. All rights and remedies of the Lender with respect to the Obligations or the Collateral, whether evidenced hereby or by any other instrument or papers, shall be cumulative and may be exercised singularly, alternatively, successively or concurrently at such time or at such times as the Lender deems expedient.

18.	N/A.

19.	MARSHALLING. The Lender shall not be required to marshal any present or future collateral security (including, but not limited to, this Agreement and the Collateral) for, or other assurances of payment of, the Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of its rights hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights, however existing or arising. To the extent that it lawfully may, the Company hereby agrees that it will not invoke any law relating to the marshalling of collateral which might cause delay in or impede the enforcement of the Lender’s rights under this Agreement or under any other instrument creating or evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, the Company hereby irrevocably waives the benefits of all such laws.

20.	PROCEEDS OF DISPOSITIONS; EXPENSES. The Company shall pay to the Lender on demand amounts equal to any and all expenses, including, without limitation, reasonable attorneys’ fees and disbursements incurred or paid by the Lender in protecting, preserving or enforcing the Lender’s rights under or in respect of any of the Obligations or any of the Collateral. After deducting all of said expenses, the residue of any proceeds of collection or sale of the Obligations or Collateral shall, to the extent actually received in cash, be applied to the payment of the Obligations in such order or preference as the Lender may determine, proper allowance and provision being made for any Obligations not then due. Upon the final payment and satisfaction in full of all of the Obligations and after making any payments required by §9-608(a)( I )(C) or 9-61 5(a)(3) of the Uniform Commercial Code of the State, any excess shall be returned to the Company, and the Company shall remain liable for any deficiency in the payment of the Obligations.

21.	OVERDUE AMOUNTS. Until paid, all amounts due and payable by the Company hereunder shall be a debt secured by the Collateral and shall bear, whether before or after judgment, interest at the rate of interest for overdue principal set forth in the Credit Agreement.

22.	GOVERNING LAW; CONSENT TO JURISDICTION. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE. The Company agrees that any suit for the enforcement of this Agreement may be brought in the courts of the State or any federal court sitting therein and consents to the nonexclusive jurisdiction of such court and to service of process in any such suit being made upon the Company by mail to the address as set forth above. The Company hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit is brought in an inconvenient court.

23.	WAIVER OF JURY TRIAL. THE COMPANY WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OF ANY SUCH RIGHTS OR OBLIGATIONS. Except as prohibited by law, the Company waives any right which it may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. The Company (i) certifies that neither the Lender nor any representative, agent or attorney of the Lender has represented, expressly or otherwise, that the Lender would not, in the event of litigation, seek to enforce the foregoing waivers, and (ii) acknowledges that in entering into the Credit Agreement, the Lender is relying upon, among other things, the waivers and certifications contained in this Agreement.

24.	MISCELLANEOUS. The headings of each section of this Agreement are for convenience only and shall not define or limit the provisions thereof. This Agreement and all rights and obligations hereunder shall be binding upon the Company and its respective successors and assigns, and shall inure to the benefit of the Lender and its successors and assigns. If any term of this Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall in no way be affected thereby, and this Agreement shall be construed and be enforceable as if such invalid, illegal or unenforceable term had not been included herein. The Company acknowledges receipt of a copy of this Agreement.

IN WITNESS WHEREOF, intending to be legally bound, the Company has caused this Agreement to be duly executed as of the date first above written.

COMPANY:

Witness:		Stran & Company, Inc.

By:	/s/ Christopher Rollins	By:	/s/ Andrew J. Shape
	Christopher Rollins		Andrew J. Shape, President and CEO

Accepted:
Salem Five Cents Savings Bank

By:	/s/ Nathan M. Buckley
Nathan M. Buckley, Senior Vice President

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